SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K







                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 30, 2002
                                                         -----------------

                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)


   Delaware                       333-92140                      74-2440850
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(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


     745 7th Avenue, 7th Floor
         New York, New York                                            10019
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(Address of principal executive offices)                              Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000

                                    No Change
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         (Former name and former address, if changed since last report)

ITEM 5.  Other Events.

     The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-92140 (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $1,016,927,100 in aggregate principal amount Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 4-A1, Class 4-A2, Class 5-A1, Class 5-A2, Class B1-I, Class B1-I-X, Class B2-I, Class B2-I-X, Class B1-II, Class B2-II, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-21A on October 30, 2002. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated October 28, 2002, as supplemented by the Prospectus Supplement, dated October 28, 2002 (collectively, the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of October 1, 2002, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and JPMorgan Chase Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 4-A1, Class 4-A2, Class 5-A1, Class 5-A2, Class B1-I, Class B1-I-X, Class B2-I, Class B2-I-X, Class B1-II, Class B2-II, Class B3, Class B4, Class B5, Class B6, Class P-I, Class P-II and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of five pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $1,034,525,786.76 as of October 1, 2002. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 7.   Financial Statements; Pro Forma Information and Exhibits.

          (a) Not applicable.

          (b) Not applicable.

          (c) Exhibits:

                1.1 Terms Agreement, dated October 25, 2002, between Structured
                    Asset Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

                4.1 Trust Agreement, dated as of October 1, 2002, among
                    Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and JPMorgan Chase Bank, as Trustee.

               99.1 Mortgage Loan Sale and Assignment Agreement, dated as of
                    October 1, 2002, between Lehman Brothers Bank, FSB, as Seller and Structured Asset Securities Corporation, as Purchaser.

               99.2 Mortgage Loan Sale and Assignment Agreement, dated as of
                    October 1, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

               99.3 Servicing Agreement, dated as of October 1, 2002, among
                    Lehman Brothers Bank, FSB, Lehman Capital, A Division of Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

               99.4 Reconstituted Servicing Agreement, dated as of October 1,
                    2002, among Bank of America, N.A. and Lehman Brothers Bank
                    FSB

               99.5 Reconstituted Servicing Agreement, dated as of October 1,
                    2002, between Cendant Mortgage Corporation and Lehman Brothers Bank FSB

               99.6 Mortgage Loan Sale and Servicing Agreement, dated as of
                    August 1, 2002, between Bank of America, N.A. and Lehman Brothers Bank, FSB

               99.7 Mortgage Loan Flow Purchase, Sale & Servicing Agreement,
                    dated as of February 1, 2002, among Lehman Brothers Bank, FSB, Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STRUCTURED ASSET SECURITIES CORPORATION


                                       By:      /s/ STANLEY P. LABANOWSKI
                                                --------------------------------
                                       Name:    Stanley  P. Labanowski
                                       Title:   Senior Vice President

Date:  November 14, 2002

                                  EXHIBIT INDEX

Exhibit No.                                               Description                                  Page No.
-----------                                               -----------                                  --------
 1.1                      Terms Agreement, dated October 25, 2002, between Structured Asset
                          Securities Corporation, as Depositor and Lehman Brothers Inc., as the
                          Underwriter.

 4.1                      Trust Agreement, dated as of October 1, 2002, among Structured Asset
                          Securities Corporation, as Depositor,  Aurora Loan Services Inc., as
                          Master Servicer and JPMorgan Chase Bank, as Trustee.

99.1                      Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2002, between Lehman Brothers Bank, FSB, as Seller and Structured Asset
                          Securities Corporation, as Purchaser.

99.2                      Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as
                          Seller and Structured Asset Securities Corporation, as Purchaser.

99.3                      Servicing Agreement, dated as of October 1, 2002, among Lehman Brothers
                          Bank, FSB, Lehman Capital, A Division of Lehman Brothers Holdings Inc. and
                          Aurora Loan Services Inc.

99.4                      Reconstituted Servicing Agreement, dated as of October 1, 2002, among Bank of America, N.A. and Lehman Brothers Bank FSB

99.5                      Reconstituted Servicing Agreement, dated as of October 1, 2002, between
                          Cendant Mortgage Corporation and Lehman Brothers Bank FSB

99.6                      Mortgage Loan Sale and Servicing Agreement, dated as of August 1, 2002, between Bank of America, N.A. and Lehman Brothers Bank, FSB

99.7                      Mortgage Loan Flow Purchase, Sale & Servicing
                          Agreement, dated as of February 1, 2002, among Lehman
                          Brothers Bank, FSB, Cendant Mortgage Corporation and
                          Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust)